Exhibit 10.2

PROMISSORY  NOTE
(this  "Note")

$5,500,000.00	September 26, 2017

FOR  VALUE  RECEIVED  and  WITHOUT  GRACE  (except  to  the  extent,  if  any, provided  in  the  Term  Loan  Agreement  referred  to  hereinafter),  the  undersigned ("Maker") promises  to  pay  to  the  order  of  BROOKFIELD  BRP  HOLDINGS (CANADA)  INC.,  a corporation  formed  under  the  laws  of  Ontario  ("Payee"),  at  the  Principal  Office  (as  such  term  is defined  in  the  Term  Loan  Agreement  referred  to  hereinafter),  the  sum  of  FIVE  MILLION  FIVE HUNDRED  THOUSAND  AND  00/100  CANADIAN  DOLLARS  (Can$5,500,000.00)  or  so much  thereof  as  may  remain  unpaid  pursuant  to  the  Term  Loan  Agreement  dated  September  26, 2017  by  and  among  Maker  and  Payee (as  amended,  supplemented,  restated  or  otherwise modified  from  time  to  time,  the  "Loan  Agreement"),  together  with  interest  at  the  rates  and calculated  as  provided  in  the  Loan  Agreement.

Reference  is  hereby  made  to  the  Loan  Agreement  for  matters  governed  thereby, including,  without  limitation,  certain  events  which  will  entitle  the  holder  hereof  to  accelerate  the maturity  of  all  amounts  due  hereunder.  Capitalized  terms  used  but  not  defined  in  this  Note  shall have  the  respective  meanings  assigned  to  such  terms  in  the  Loan  Agreement.

This  Note  is  issued  pursuant  to,  is  the  "Note"  under  and  is  payable  as  provided  in  the Loan  Agreement.   Subject  to  compliance  with  applicable  provisions  of  the  Loan  Agreement, Maker  may  at  any  time  prepay  the  full  amount  or  any  part  of  the  Loan  Balance  evidenced  by  this Note,  subject,  where  applicable,  to  the  payment  of  a  Make  Whole  Premium,  but  such  payment shall  not,  until  this  Note  is  fully  paid  and  satisfied,  excuse  the  payment  as  it  becomes  due  of  any payment  on  this  Note  provided  for  in  the  Loan  Agreement.

Without  being  limited  thereto  or  thereby,  this  Note  is  secured  by  the  Security  Documents.

THIS  NOTE  SHALL  BE  GOVERNED  AND  CONTROLLED  BY  THE  LAWS  OF  THE  STATE  OF NEW  YORK,  WITHOUT  GIVING  EFFECT  TO  PRINCIPLES  THEREOF  RELATING  TO  CONFLICTS  OF LAW.

(Signatures  appear  on  following  pages)

MAKER: POWIN ENERGY ONTARIO STORAGE II, LP, a limited partnership formed under the laws of Ontario

By:	Powin Energy Storage 2, Inc., a corporation Formed under the laws of British Columbia, its general partne

By:	/s/ Geoff Brown
Name:	Geoff Brown
Title:	Director

(Signature  Page  to  Promissory  Note)